UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2012

GEOVIC MINING CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-52646	20-5919886
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 17th Street, Suite 980 Denver, Colorado		80202
		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 476-6455

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On April 26, 2012 Controller Brian C. Mazeski submitted his resignation from his positions as the Controller and Principal Accounting Officer of Geovic Mining Corp. (the “Company”), to be effective May 11, 2012. Greg Hill, Executive Vice President and Chief Financial Officer of the Company, will serve as interim Principal Accounting Officer until such time as the Board of Directors identifies a permanent replacement for Mr. Mazeski.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2012

GEOVIC MINING CORP.

By: /s/ Greg Hill
Name: Greg Hill
Title: Chief Financial Officer